UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2006

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-130961-03	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 12, 2006, a single series of certificates, entitled Soundview Home Loan Trust 2006-OPT3, Asset-Backed Certificates, Series 2006-OPT3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Option One Mortgage Corporation as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Initial Mortgage Loans having an aggregate principal balance of $2,000,000,025.97 as of May 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 13, 2006 (the “Seller Sale Agreement”), among Option One Mortgage Corporation, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 (collectively, the “Sellers”) and Financial Asset Securities Corp. (the “Purchaser”). The Class I-A-1 Certificates, Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates, the Class II-A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates and the Class M-8 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc., Morgan Keegan & Company, Inc. and Sandler O’Neill & Partners, L.P. (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated April 13, 2005 (the “Underwriting Agreement”) between the Depositor and the Underwriters.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
Class I-A-1	$751,533,000	Variable
Class II-A-1	$394,768,000	Variable
Class II-A-2	$181,200,000	Variable
Class II-A-3	$157,393,000	Variable
Class II-A-4	$41,106,000	Variable
Class M-1	$165,000,000	Variable
Class M-2	$40,000,000	Variable
Class M-3	$36,000,000	Variable
Class M-4	$34,000,000	Variable
Class M-5	$33,000,000	Variable
Class M-6	$32,000,000	Variable
Class M-7	$27,000,000	Variable
Class M-8	$22,000,000	Variable
Class M-9	$16,000,000	Variable
Class M-10	$20,000,000	Variable
Class M-11	$18,000,000	Variable
C	$30,999,925.97	Variable
P	$100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 26, 2006 and the Prospectus Supplement, dated April 13, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold (i) the Class C Certificates, with an initial Certificate Principal Balance of $30,999,925.97, (ii) the Class P Certificates, with an initial Certificate Principal Balance of $100.00, (iii) the Class R Certificates and (iv) the Class R-X Certificates (the "Private Certificates") to Greenwich Capital Markets, Inc. on May 12, 2006, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.   The net proceeds of the sale were applied to the purchase of the mortgage loans from Option One Mortgage Corporation.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 13, 2006, by and among the Depositor, Greenwich Capital Markets, Morgan Keegan & Company, Inc. and Sandler O’Neill & Partners, L.P., relating to the Series 2006-OPT3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Option One Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-OPT3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 30, 2006

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Patrick Leo
Name:	Patrick Leo
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 13, 2006, by and among the Depositor, Greenwich Capital Markets, Morgan Keegan & Company, Inc. and Sandler O’Neill & Partners, L.P., relating to the Series 2006-OPT3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Option One Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-OPT3 Certificates.